Exhibit 5


                                                    VARIABLE ANNUITY APPLICATION

                       OM FINANCIAL LIFE INSURANCE COMPANY
                               BALTIMORE, MARYLAND

www.omfn.com

SERVICE ADDRESS:                      STREET ADDRESS FOR OVERNIGHT MAIL:
P.O. Box 725049                       6425 Powers Ferry Rd.
Atlanta, GA 31139-2049                Atlanta, GA 30339
--------------------------------------------------------------------------------
CONTRACT OWNER          Ownership Type:        [ ] CRT      [ ] UTMA
                              [ ] Individual  [ ] Trust  [ ] UGMA   [ ] NRA

[ ]Mr. [ ]Mrs. Gender     Date of Birth
[ ]Ms.           [ ]M       [ ]F
U.S. Citizen:   [ ]Yes[ ]No  If no, what is your citizenship?
 Immigration Status?                      Visa Type?

First Name            MI
Last  Name                 Social Security Number/Tax ID    Daytime Phone Number
    Additional Owner Information (e.g., Name of Trust/Corporation)
Email Address
Street Address                              City
            State                               ZIP

JOINT CONTRACT OWNER      Date of Birth
U.S. Citizen:   [ ]Yes[ ]No      If no, what is your citizenship?
            [ ]Mr.  [ ]Mrs.   Gender    Relationship to Contract Owner
Immigration Status?                Visa Type?
[ ]Ms.  [ ]M  [ ]F
First Name         MI
Last Name
Social Security Number/Tax ID    Daytime Telephone Number      Email Address

Street Address                                City
         State                               ZIP

    ANNUITANT              Date of Birth
U.S. Citizen:   [ ]Yes[ ]No    If no, what is your citizenship?
                       (If different from Contract Owner)

            [ ]Mr.  [ ]Mrs.   Gender    Relationship to Contract Owner
Immigration Status?                Visa Type?
[ ]Ms.  [ ]M  [ ]F
First Name         MI
Last Name
  Social Security Number/Tax ID    Daytime Telephone Number      Email Address
          Street Address                               City
              State                               ZIP

 JOINT/ CONTINGENT ANNUITANT  Date of Birth
U.S. Citizen:   [ ]Yes[ ]No      If no, what is your citizenship?
            [ ]Mr.  [ ]Mrs.   Gender    Relationship to Contract Owner
Immigration Status?                Visa Type?
[ ]Ms.  [ ]M  [ ]F
First Name         MI
Last Name
Social Security Number/Tax ID    Daytime Telephone Number      Email Address

Street Address                                City
         State                               ZIP

               BENEFICIARY(IES)

[ ] Primary            %  First Name                     MI   Last Name
Relationship to Contract Owner    Social Security Number/TIN
[ ] Contingent
[ ] Primary            %  First Name                     MI   Last Name
Relationship to Contract Owner    Social Security Number/TIN
[ ] Contingent
[ ] Primary            %  First Name                     MI   Last Name
Relationship to Contract Owner    Social Security Number/TIN
[ ] Contingent
[ ] Primary            %  First Name                     MI   Last Name
Relationship to Contract Owner     Social Security Number/TIN
[ ] Contingent

OWNER IDENTIFICATION    U.S. PATRIOT ACT
JOINT OWNER IDENTIFICATION U.S. PATRIOT ACT

Type of Government Document Inspected:    Type of Government Document Inspected:
[ ] Driver's License    [ ] Foreign Country ID             [ ] Driver's License
[ ] Foreign Country ID
[ ] State Issued ID       [ ] Immigration documentation    [ ] State Issued ID
[ ] Immigration documentation
[ ] Military ID          Type_______                       [ ] Military ID
        Type_______
        [ ] Passport      [ ] Other___________________      [ ]  Passport
        [ ] Other___________________
Issue Number:                         Issue Date:                Issue Number:
        Issue Date:
                                           /          /
           /          /
Issue Location (may be country of origin):   Expiration Date:
Issue Location (may be country of origin):   Expiration Date:
                             /          /
                      /          /
               OPTIONAL BENEFITS

[ ] GMWBRIA1 RIDER             [ ] GMDB (2007) RIDER    [ ] GMDBVA-E RIDER
     [ ]  Single Owner         [ ] Joint Spousal Owner


               PREMIUM PAYMENT
Initial/Single Premium Paid with application $_____________________ (MAKE CHECK PAYABLE TO OM FINANCIAL LIFE INSURANCE COMPANY)

               REPLACEMENT

Do you have an existing life insurance or annuity policy?
Will the annuity applied for replace or change an existing life insurance or annuity policy?
[ ] Yes  [ ] NO                                     [ ] Yes  [ ] NO

If a 1035 Exchange or Transfer, attach applicable forms.          Cost Basis
$----------------------

Transfer/Exchange Amount            Contract/Certificate No.         Company

$ ---------------------

        PLAN

[ ] Non qualified             [ ]  SEP IRA       [ ] Other (specify plan type):
[ ] IRA                       [ ] Tax-Sheltered Annuity (403(b))
[ ] Roth IRA

        SPECIAL INSTRUCTIONS
 If more space is needed, attach a separate sheet, signed and dated by Owner(s)


INVESTMENT SELECTION
The Premium Payment will be allocated as selected below.
------- -------------------------------------------- ------ -------------------------------
  %                      VARIABLE                       %            VARIABLE
                    INVESTMENT OPTIONS                        investment options cont'd
------- -------------------------------------------- ------ -------------------------------

        AllianceBernstein                                   Royce
          VPS International Growth Portfolio B                Micro Cap
          (A02)                                               Small Cap
          VPS International Value Portfolio B               Rydex
          (A01)                                               Absolute Return Strategies
        American Century                                      CLS Advisor One Amerigo
          VP Income & Growth Fund II (B01)                    CLS Advisor One Berolina
          VP International Fund II (B02)                      CLS Advisor One Clement
          VP Mid Cap Value Fund II (B03)                      Commodities Strategy
          VP Value Fund II (B04)                              Essential Portfolio
        Franklin Templeton                                  Conservative
          VIP Franklin Global Communication                   Essential Portfolio
          Securities Fund 2 (C02)                             Moderate
          VIP Franklin Mutual Discovery Securities            Essential Portfolio
          Fund 2 (C04)                                        Aggressive
          VIP Mutual Shares Securities Fund 2 (C05)           Government Long Bond 1.2X
          VIP Franklin U.S. Government Securities           Strategy
          Fund 2 (C03)                                        Hedge Equity
          VIP Templeton Developing Markets                     Inverse Government Long
          Securities Fund 2 (C06)                             Bond Strategy
          VIP Templeton Global Asset Allocation                Inverse OTC Strategy
          Fund 2 (C07)                                         Inverse Russell 2000
          VIP Templeton Global Income Securities TTED]      Strategy
          Fund 2 (C01)                                         Third Avenue
        Legg Mason                                             Value Portfolio (M01)
          Small Cap Growth Portfolio II (K01)               Van Kampen/Morgan Stanley
          Strategic Bond Portfolio II (K02)                    UIF Core Plus Fixed Income
          Fundamental Value Portfolio II (K04)              Portfolio II (D01)
          Smith Barney Aggressive Growth Portfolio             UIF Emerging Markets Debt
          II (K03)                                             Portfolio II (D02)
        Neuberger Berman                                       UIF Mid Cap Growth
          AMT Limited Maturity Bond Portfolio I             Portfolio II (D03)
          (E01)                                                UIF U.S. Mid-Cap Value
          AMT Partners Portfolio I (E02)                    Portfolio II (D04)
          AMT Regency Portfolio S (E03)                        Van Kampen LIT Growth and
          AMT Guardian Portfolio S (E04)                       Income Portfolio II
          AMT MidCap Growth Portfolio S (E05)                 (D05)
        Old Mutual
          Analytic VA Defensive Equity (Service                     Asset Allocation
          Class) (G01)                                                        Portfolios
          Analytic VA Global Defensive Equity
          (Service Class) (G02)                               Old Mutual VA Asset
        PIMCO                                                 Allocation
          VIT High Yield Portfolio (Administrative              Balanced Portfolio (Service
          Class) (H01)                                          Class) (G03)
          VIT Long-Term U.S. Government Portfolio               Conservative Portfolio
          (Administrative Class) (H02)                          (Service Class) (G04)
          VIT Commodity Real Return Strategy                    Growth Portfolio (Service
          Portfolio                                             Class) (G05)
                                                                Moderate Growth Portfolio
          (Administrative Class) (H03)                          (Service Class) (G06)
          VIT Global Bond Portfolio
          (Administrative Class) (H04)
          VIT Money Market Portfolio                                      Asset Allocation
          (Administrative Class) (H05)                                                Models
          VIT Real Return Portfolio
          (Administrative Class) (H06)                        Model Portfolios designed by
          VIT Total Return Portfolio                          Standard and Poor's
          (Administrative Class) (H07)                        Investment
        Pioneer                                             Advisory Services, LLC (SPIAS)
          Cullen Value VCT Portfolio II (I01)                   Aggressive
          Equity Income VCT Portfolio II (I02)                  Moderate Aggressive
          High Yield VCT Portfolio II (I04)                     Moderate
          Small Cap Value VCT Portfolio II (I05)                Moderate Conservative
          Strategic Income VCT Portfolio II (I06)               Conservative
        T. Rowe Price
          Blue Chip Growth II                                   = 100%
          Equity Income II                                     To be invested Immediately
          Health Sciences II
        ETF
          EFT 40 Class II
          ETF 60 Class II
          ETF 80 Class II
------- -------------------------------------------- ------ -------------------------------

               DOLLAR COST AVERAGING

TO BE TRANSFERRED FROM:                FREQUENCY:
     [ ] Money Market    [ ]  DCA Fixed Interest Option   [ ]  6-Month
     [ ] 12-Month
TRANSFER TO:

------- -------------------------------------------- ------ -------------------------------
  %                      VARIABLE                       %            VARIABLE
                    INVESTMENT OPTIONS                        investment options cont'd
------- -------------------------------------------- ------ -------------------------------

        AllianceBernstein                                   Royce
          VPS International Growth Portfolio B                Micro Cap
          (A02)                                               Small Cap
          VPS International Value Portfolio B               Rydex
          (A01)                                               Absolute Return Strategies
        American Century                                      CLS Advisor One Amerigo
          VP Income & Growth Fund II (B01)                    CLS Advisor One Berolina
          VP International Fund II (B02)                      CLS Advisor One Clement
          VP Mid Cap Value Fund II (B03)                      Commodities Strategy
          VP Value Fund II (B04)                              Essential Portfolio
        Franklin Templeton                                  Conservative
          VIP Franklin Global Communication                   Essential Portfolio
          Securities Fund 2 (C02)                             Moderate
          VIP Franklin Mutual Discovery Securities            Essential Portfolio
          Fund 2 (C04)                                        Aggressive
          VIP Mutual Shares Securities Fund 2 (C05)           Government Long Bond 1.2X
          VIP Franklin U.S. Government Securities           Strategy
          Fund 2 (C03)                                        Hedge Equity
          VIP Templeton Developing Markets                     Inverse Government Long
          Securities Fund 2 (C06)                             Bond Strategy
          VIP Templeton Global Asset Allocation                Inverse OTC Strategy
          Fund 2 (C07)                                         Inverse Russell 2000
          VIP Templeton Global Income Securities TTED]      Strategy
          Fund 2 (C01)                                         Third Avenue
        Legg Mason                                             Value Portfolio (M01)
          Small Cap Growth Portfolio II (K01)               Van Kampen/Morgan Stanley
          Strategic Bond Portfolio II (K02)                    UIF Core Plus Fixed Income
          Fundamental Value Portfolio II (K04)              Portfolio II (D01)
          Smith Barney Aggressive Growth Portfolio             UIF Emerging Markets Debt
          II (K03)                                             Portfolio II (D02)
        Neuberger Berman                                       UIF Mid Cap Growth
          AMT Limited Maturity Bond Portfolio I             Portfolio II (D03)
          (E01)                                                UIF U.S. Mid-Cap Value
          AMT Partners Portfolio I (E02)                    Portfolio II (D04)
          AMT Regency Portfolio S (E03)                        Van Kampen LIT Growth and
          AMT Guardian Portfolio S (E04)                       Income Portfolio II
          AMT MidCap Growth Portfolio S (E05)                 (D05)
        Old Mutual
          Analytic VA Defensive Equity (Service                     Asset Allocation
          Class) (G01)                                                        Portfolios
          Analytic VA Global Defensive Equity
          (Service Class) (G02)                               Old Mutual VA Asset
        PIMCO                                                 Allocation
          VIT High Yield Portfolio (Administrative              Balanced Portfolio (Service
          Class) (H01)                                          Class) (G03)
          VIT Long-Term U.S. Government Portfolio               Conservative Portfolio
          (Administrative Class) (H02)                          (Service Class) (G04)
          VIT Commodity Real Return Strategy                    Growth Portfolio (Service
          Portfolio                                             Class) (G05)
                                                                Moderate Growth Portfolio
          (Administrative Class) (H03)                          (Service Class) (G06)
          VIT Global Bond Portfolio
          (Administrative Class) (H04)
          VIT Money Market Portfolio                                      Asset Allocation
          (Administrative Class) (H05)                                                Models
          VIT Real Return Portfolio
          (Administrative Class) (H06)                        Model Portfolios designed by
          VIT Total Return Portfolio                          Standard and Poor's
          (Administrative Class) (H07)                        Investment
        Pioneer                                             Advisory Services, LLC (SPIAS)
          Cullen Value VCT Portfolio II (I01)                   Aggressive
          Equity Income VCT Portfolio II (I02)                  Moderate Aggressive
          High Yield VCT Portfolio II (I04)                     Moderate
          Small Cap Value VCT Portfolio II (I05)                Moderate Conservative
          Strategic Income VCT Portfolio II (I06)               Conservative
        T. Rowe Price
          Blue Chip Growth II                                   = 100%
          Equity Income II                                     To be invested Immediately
          Health Sciences II
        ETF
          EFT 40 Class II
          ETF 60 Class II
          ETF 80 Class II
------- -------------------------------------------- ------ -------------------------------

       REBALANCING              [ ]  YES    (Cannot be elected if DCA is chosen)

       Subaccounts will be rebalanced to the allocation percentages on this application (unless changed after issue of contract). Rebalancing does not apply to the Fixed Account. Subaccounts will be automatically rebalanced. You must allocate to two or more variable Subaccounts to elect rebalancing.
                 Frequency: (choose one)               [ ]  Quarterly
           [ ]  Semi-Annually         [ ]  Annually

            AUTHORIZATION

        (We) have read the statements made in this application. To the best of my (our) knowledge and belief, the statements made are complete, true, and correctly recorded. I (We) understand that: a copy of this application will form a part of any contract issued; the annuity will not take effect until delivered to the Owner; and no representative can modify any contract issued.

        I (We) certify, under penalties of perjury, that I am a (we are) U.S. Citizen(s) or resident(s) of the U. S. (includes U.S. resident aliens) and that the taxpayer identification number(s) is (are) correct. I (We) understand that federal law requires all financial institutions to obtain identity information in order to verify my (our) identity(ies) and I (we) authorize its use for this purpose. This information includes, but is not limited to, the name, residential address, date of birth, Social Security or taxpayer identification number, and any other information necessary to sufficiently verify identity. I (We) understand that failure to provide this information could result in the application being rejected.

        (We), understand that I (we) have applied for a flexible premium deferred variable annuity contract issued by [Fidelity and Guaranty Life Insurance Company]. I (We) have received and reviewed the prospectuses for this variable annuity. After reviewing my (our) financial background with my (our) representative, I (we) believe this contract will meet my
        (our) insurable needs and financial objectives. If applicable, I (we) considered the appropriateness of full or partial replacement of any existing life insurance or annuity. I (We) understand the terms and conditions related to any optional rider applied for and believe that the rider(s) meet my (our) insurable needs and financial objectives.

        I (WE) UNDERSTAND THAT BENEFITS AND VALUES PROVIDED BY THIS CONTRACT MAY BE ON A VARIABLE BASIS. AMOUNTS ALLOCATED INTO ONE OR MORE VARIABLE INVESTMENT OPTIONS WILL REFLECT THE INVESTMENT EXPERIENCE OF THOSE INVESTMENT OPTIONS. THE ACCOUNT VALUES MAY INCREASE OR DECREASE, AND THE DOLLAR AMOUNT IS NOT GUARANTEED.

        I (We) have discussed all fees and charges for this contract with my
        (our) representative, including surrender / withdrawals charges. I (We) understand that if I (we) cancel a contract issued as a result of this application without penalty during the Right to Cancel period, the amount refunded, if required by state law, may be less than the initial amount paid due to the investment experience of the selected options. If there are joint owners, the issued contract, will be owned by the joint owners as Joint Tenants With Right of Survivorship and not as Tenants in Common.

        Consent to electronic disclosure: by providing my email address with my signed application, I authorize the company to provide prospectuses, contract statements, and related documents electronically. This consent will continue unless and until revoked by me and will cover delivery in the form of e-mail notice of a document's availability on a web-site or as an attachment to the e-mail. When I receive e-mail notice, I will be asked to also give my consent electronically. I will notify the company of any new e-mail address. To view and download material electronically, I must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive. If I don't already have Adobe Acrobat Reader, I can download it free from www.adobe.com. CHECK HERE ONLY IF YOU DO NOT CONSENT TO RECEIVE COMMUNICATIONS ELECTRONICALLY AND WISH TO INSTEAD RECEIVE THEM BY POSTAL MAIL IN PAPER FORM:[ ]

        I authorize and direct [Fidelity and Guaranty Life Insurance Company] to make allowable transfers of funds or reallocation of net premiums among available investment options based on instructions received by telephone from (a) me, as Contract Owner; (b) my Registered Representative; and
        (c) the person(s) named below. [Fidelity and Guaranty Life Insurance Company] will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. I understand: a) all telephone transactions will be recorded; and b) this authorization will be valid until the authorization is revoked by either [Fidelity and Guaranty Life Insurance Company] or me. The revocation is effective when received in writing or by telephone by the other party. Unless waived, the Owner and Representative will have automatic telephone transfer authorization. CHECK IF YOU DO NOT WISH YOUR REGISTERED REPRESENTATIVE TO HAVE TRANSFER AUTHORIZATION: [ ] CHECK IF YOU DO NOT WISH TO HAVE TELEPHONE TRANSFER AUTHORIZATION: [ ]

        Signed at (City/State):                    Signature of Owner:
        Date:

        Signed at (City/State):                    Signature of Joint Owner:
        Date:

        Signed at (City/State):                    Signature of Annuitant:
        Date:

        Signed at (City/State):                    Signature of Joint Annuitant:
        Date:

           FRAUD WARNING NOTICES  (Please review the notice that applies in your state.
      If your state is not listed, please review the first notice listed.)

       ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH MAY BE A CRIME AND MAY BE SUBJECT TO CRIMINAL AND CIVIL PENALTIES.
       AR/LA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.
       CO: It is unlawful to knowingly provide false, incomplete or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or representative of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contract holder or claimant for the purpose of defrauding or attempting to defraud the contract holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department regulatory agencies.
       DC: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.
       FL: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE. _____OWNER'S INITIALS
       KY/OH: I understand that any person who, with intent to defraud, or knowing that he or she is facilitating a fraud against an insurer, submits an application containing a false or deceptive statement is guilty of insurance fraud. _____ (OWNER'S INITIALS).
       ME/TN/WA: IT is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefit.
       NJ: Any person who includes any false or misleading information on an application for an insurance contract is subject to criminal and civil penalties. OK: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance contract containing any false, incomplete or misleading information is guilty of a felony.
       NM/PA: Any person who knowingly and with intend to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

REGISTERED REPRESENTATIVE USE ONLY

Does the applicant have an existing life or annuity policy?  [ ] Yes [ ] No
Did you see each applicant at the time of application?   [ ] Yes [ ] No
Do you have any knowledge or reason to believe that
To the best of your knowledge, does this application replace or replacement of existing insurance or annuity coverage change existing life insurance or annuities? [ ] Yes [ ] No
may be involved?         [ ] Yes [ ] No


        What is the source of funds used to apply for this product?
COMPOPTION ADVISOR MUST COMPLETE
        [ ] Checking Account     [ ]  Proceeds from Investments
 [ ] A  If Account Enhancement package elected; only
 [ ]  Savings Account     [ ] Inheritance        [ ] B  option B can be elected.
                          [ ] Other
 [ ] C    If no option checked; default will be elected.

I certify that I have reviewed the document(s) presented in the Owner/Joint Owner Identification section as required by the U.S. Patriot Act. I attest that I have witnessed all signatures.

I certify that (1) the information provided by the owner has been accurately recorded; (2) a current Beacon Navigator and portfolio prospectuses was delivered; and (3) I have reasonable grounds to believe the purchase of this product is suitable for the owner.

Registered Representative Signature:                   Date:


Name:                                                  Phone Number
Print Registered Representative                        Registered Representative

License #                                              Email Address
Registered Representative Company
Registered Representative